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                                                                  Exhibit 10.37


                                                                [Execution Copy]

                       FOURTH AMENDMENT TO LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (herein called the "Amendment") dated as of December 19, 2000 (the "Amendment Closing Date"), by and among Hispanic Television Network, Inc., a Delaware corporation ("Borrower") and Goff Moore Strategic Partners, L.P. and GAINSCO, Inc., representing Majority Lenders, as defined in the Original Loan Agreement defined below.

                              W I T N E S S E T H:

         WHEREAS, Borrower, Majority Lenders and the other Lenders set forth therein entered into that certain Loan Agreement dated as of July 25, 2000, and have most recently entered into that certain Third Amendment to Loan Agreement and Agreement dated as of December 15, 2000 (such Agreement, as amended, supplemented or modified to the date hereof, the "Original Loan Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided;

         WHEREAS, Borrower and Majority Lenders desire to amend the Original Loan Agreement for the purpose set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1. TERMS DEFINED IN THE ORIGINAL LOAN AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

         Section 1. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "AMENDMENT" means this Fourth Amendment to Loan Agreement.

                  "LOAN AGREEMENT" means the Original Loan Agreement as amended hereby.

                                   ARTICLE II.

                      AMENDMENT TO ORIGINAL LOAN AGREEMENT

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         Section 2. MANDATORY PREPAYMENTS. Section 2.5(a) of the Original
Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) The Company has issued warrants with an exercise price of $2.00 per share of common stock of the Company pursuant to a private placement effective as of December 15, 1999 (such warrants, together with any additional or replacement securities issued on account thereof, the "$2.00 Warrants"). Schedule 2.5 sets forth the warrantholders of the $2.00 Warrants and the number of $2.00 Warrants held by each such warrantholder as of the date of this Agreement. If at any time on or after the date of this Agreement any warrantholder exercises any such $2.00 Warrants, the Company shall prepay to the Lenders (pro rata in accordance with Section 2.4) a portion of the principal of the Loans by an amount equal to the "Warrant Proceeds" (as defined below) as follows:

                           (i) FIRST, until the Company receives cumulative Warrant Proceeds equal to $2,000,000, the Company shall not be required to prepay to the Lenders any Warrant Proceeds; and

                           (ii) SECOND, after such time as the Company has
                  received cumulative Warrant Proceeds in excess of $2,000,000, the Company shall prepay to the Lenders fifty percent (50%) of all additional Warrant Proceeds (I.E., 50% of all Warrant Proceeds in excess of $2,000,000).

         As used in this Section 2.5(a), the term "Warrant Proceeds" shall mean all proceeds received by the Company pursuant to all exercises of the $2.00 Warrants. With respect to all prepayments of Warrant Proceeds required pursuant to this Section 2.5(a), the following provisions shall apply:

                           (A) The Company shall prepay such Warrant Proceeds within three business days of the Company's receipt thereof, provided that the Company may delay payment of such Warrant Proceeds until such time as the aggregate Warrant Proceeds payable at such time pursuant to Section 2.5(a)(ii) shall equal or exceed $50,000.

                           (B) If the Company is not otherwise required to pay any such Warrant Proceeds to the Lenders pursuant to
                  Section 2.5(a)(i) (because the Company has not yet received $2,000,000 in Warrant Proceeds) or the immediately preceding subsection (A) (because the Warrant Proceeds currently payable do not equal or exceed $50,000), the Company shall nevertheless provide notice to the Lenders of the amount of Warrant Proceeds it has received on account of the exercise of any $2.00 Warrants.

                           (C) Pending payment of such Warrant Proceeds to the Lenders, the Company shall not expend or commit to expend such Warrant Proceeds for any other use.

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                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

         Section 3. EFFECTIVE DATE. This Amendment shall become effective when, and only when:

         (a) Majority Lenders shall have received, at Majority Lenders' office, a counterpart of this Amendment executed and delivered by Borrower; and

         (b) Majority Lenders shall have received such other supporting documents as Majority Lenders may reasonably request.

         Section 3. EXPENSES OF COUNSEL. In connection with this Amendment, the Company shall have the obligation to reimburse the Majority Lenders for the fees and expenses of their counsel in the amount of $2,000. The Company shall pay this amount to Majority Lenders on or prior to January 31, 2001.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Majority Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:

         (a) The representations and warranties contained in Article III of the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Loan Agreement.

         (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

         (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorizationor order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, this Amendmentwill be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

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                                   ARTICLE V.

                                  MISCELLANEOUS

         Section 5. RATIFICATION OF AGREEMENTS. The Original Loan Agreement, as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Loan Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

         Section 5. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting ofthe Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

         Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertainingto Loan Documents apply hereto and thereto.

         Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                        BORROWER:

                        HISPANIC TELEVISION NETWORK, INC.



                        By:   /s/ Franklin Byrd
                              --------------------------
                              Franklin Byrd
                              Chief Financial Officer and Secretary

                        MAJORITY LENDERS:

                        GOFF MOORE STRATEGIC PARTNERS, L.P.

                        By:  GMSP Operating Partners, L.P., its general partner

                        By:  GMSP, L.L.C.


                        By:       /s/ J. Randall Chappel
                              -----------------------------
                              J. Randall Chappel, Principal

                        GAINSCO, INC.


                        By:       /s/ Richard M. Buxton
                              -----------------------------
                                 Name: Richard M. Buxton